Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 209,420,000
Previously Paid Amount	0
Total Fee Amount	32,062.21
Total Offset Amount	0
Net Fee	$ 32,062.21